                                                                   EXHIBIT 10.15


================================================================================




                          NOTE AND SERIES A-III WARRANT
                               PURCHASE AGREEMENT


                                     between


                              INTRACEL CORPORATION


                                       and


                    CORESTATES ENTERPRISE FUND, A DIVISION OF
                              CORESTATES BANK, N.A.




                            Dated as of June 11, 1996





================================================================================

                                TABLE OF CONTENTS


Section                                                                                    Page
-------                                                                                    ----

                                    ARTICLE I
                                 THE SECURITIES

1.1.     Issuance, Sale and Delivery of the Securities.......................................1
1.2.     Closing; Purchase Price; Purchase Price Allocation..................................1

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1.     Organization, Qualifications and Corporate Power....................................2
2.2.     Authorization of Agreements, etc....................................................2
2.3.     Validity............................................................................3
2.4.     Authorized Capital Stock............................................................3
2.5.     Financial Statements................................................................4
2.5A.    Absence of Undisclosed Liabilities and Changes......................................5
2.6.     Events Subsequent to the Date of the Balance Sheet..................................5
2.7.     Litigation; Compliance with Law.....................................................5
2.8.     Title to Properties.................................................................6
2.9.     Leasehold Interests.................................................................6
2.10.    Taxes...............................................................................6
2.11.    Other Agreements....................................................................7
2.12.    Patents, Trademarks, etc............................................................8
2.13.    Loans and Advances..................................................................9
2.14.    Assumptions, Guaranties, etc. of Indebtedness of Other Persons......................9
2.15.    Significant Customers and Suppliers.................................................9
2.16.    Governmental Approvals..............................................................9
2.17.    Accuracy of Statements..............................................................9
2.18.    Insurance..........................................................................10
2.19.    Employment Relations...............................................................10
2.20.    Compensation of Key Employees......................................................10
2.21.    Environmental Compliance...........................................................10

                                   ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1.     Purchase of Securities.............................................................11
3.2.     Authority..........................................................................11
3.3.     Projections........................................................................11

Section                                                                                    Page
-------                                                                                    ----

                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

4.1.     Opinion of Company's Counsel.......................................................12
4.2.     Representations and Warranties to be True and Correct..............................12
4.3.     Performance........................................................................12
4.4.     All Proceedings to be Satisfactory.................................................12
4.5.     Supporting Documents...............................................................12
4.6.     Fees of Purchaser..................................................................13
4.7.     Warrant............................................................................13
4.8.     Note and Other Loan Documents......................................................13
4.9.     Commitment Fee.....................................................................14

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

5.1.     Reserve for Warrant Shares.........................................................14
5.2.     Corporate Existence................................................................14
5.3.     Restrictive Agreements Prohibited..................................................14
5.4.     Compliance with Laws...............................................................14
5.5      Senior Indebtedness................................................................14

                                   ARTICLE VI

                               REGISTRATION RIGHTS

6.1.     Piggyback Registration.............................................................14
6.2.     Registration Procedures............................................................16
6.3.     Expenses...........................................................................18
6.4.     Indemnification and Contribution...................................................19
6.5.     Rule 144 Reporting.................................................................21
6.6.     Termination of Piggyback Registration Rights.......................................22
6.7.     Material Non-Public Information....................................................22

                                   ARTICLE VII

                            BOARD OBSERVATION RIGHTS

Section                                                                                    Page
-------                                                                                    ----

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1.     Expenses...........................................................................22
8.2.     Survival of Agreements.............................................................22
8.3.     Brokerage..........................................................................23
8.4.     Parties in Interest................................................................23
8.5.     Notices............................................................................23
8.6.     Governing Law......................................................................23
8.7.     Entire Agreement...................................................................23
8.8.     Counterparts.......................................................................23
8.9.     Amendments.........................................................................23
8.10.    Severability.......................................................................24
8.11.    Titles and Subtitles...............................................................24

                                    SCHEDULES

                                    EXHIBITS


Exhibit A - Note

Exhibit B - Warrant

Exhibit C - Opinion of Counsel for the Company

        NOTE AND SERIES A-III WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of June 11, 1996, between Intracel Corporation, a Massachusetts corporation (the "Company") and CoreStates Enterprise Fund, a division of CoreStates Bank, N.A. (the "Purchaser").

                                    PREAMBLE:

        WHEREAS, the Company wishes to issue and sell to the Purchaser (i) the Company's secured promissory note, in the principal amount of $4,000,000 substantially in the form attached hereto as Exhibit A (the "Note"), and (ii) the Series A-III Common Stock Warrant, substantially in the form attached hereto as Exhibit B (the "Warrant") to purchase up to 159,073 shares of common stock, no par value per share (the "Warrant Shares"), of the Company (the Note and the Warrant shall collectively be referred to as the "Securities"); and

        WHEREAS, the Purchaser wishes to purchase the Securities on the terms and subject to the conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                 THE SECURITIES

        SECTION 1.1. Issuance, Sale and Delivery of the Securities. The Company agrees to issue, sell and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, at the closing (the "Closing"), the (i) Note and (ii) the Warrant.

        SECTION 1.2. Closing; Purchase Price; Purchase Price Allocation. The Closing shall take place at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, at 10:00 a.m., New York time on June 11, 1996, or at such other place, date and time as may be otherwise mutually agreed in writing by the parties hereto. The date on which the Closing actually occurs is referred to herein as the "Closing Date." At the Closing, the Company shall issue and deliver to the Purchaser the Note, in substantially the form attached hereto as Exhibit A, and the Warrant, in substantially the form attached hereto as Exhibit B. As payment in full for the Securities, and against delivery of the Securities on the Closing Date, the Purchaser shall transfer the sum of $4,000,000 by wire transfer of immediately available funds to such account or accounts as the Company may direct. The Company and the Purchaser agree that $200,000 of the aggregate consideration for the Securities shall be allocated to the Warrants, and that the balance of such aggregate consideration shall be allocated to the Note.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Purchaser as of the Closing Date that:

        SECTION 2.1. Organization, Qualifications and Corporate Power. The Company is a corporation duly organized (originally under the name of Boston Biological Technologies, Inc.), validly existing and in good standing under the laws of the Commonwealth of Massachusetts, Bartels, Inc. (the Company's wholly-owned subsidiary) ("Bartels") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the Company and Bartels is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure so to qualify will not have a material adverse effect on the business, operations, property or financial condition of the Company or Bartels, respectively. Each of the Company and Bartels has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, and the Company has the power and authority to execute, deliver and perform this Agreement and the "Other Loan Documents" (as defined in Section 4.8) (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), to issue, sell and deliver the Note and the Warrant, and to issue and deliver the Warrant Shares upon the exercise of the Warrant. The Company has no subsidiaries, other than Bartels and the Company's ownership of forty-five percent of the membership interests of German-American Institute for AIDS Research GbmH, a limited liability company formed under the laws of Germany.

        SECTION 2.2. Authorization of Agreements, etc. (a) The execution and delivery by the Company of this Agreement and the Other Loan Documents (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), the performance by the Company of its obligations hereunder and thereunder (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), the issuance, sale and delivery of the Note and the Warrant, and the issuance, sale and delivery of the Warrant Shares upon the exercise of the Warrant, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government (except that the issuance of the Warrant Shares may require filings under one or more state securities laws, all of which filings will be made by the Company within the requisite time period), the Articles of Organization of the Company, as amended (the "Charter") or the By-laws of the Company, as amended (the "By-laws") (or, with respect to Bartels, its Certificate of Incorporation or By-laws), or any provision of any indenture, agreement or other instrument to which either the Company or Bartels is a party or by which either the Company or Bartels or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (whether with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or Bartels.

               (b) The Warrant has been authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrant, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. Neither the issuance, sale or delivery of the Warrant, nor the issuance or delivery of the Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person, except as set forth in Article VI of this Agreement.

        SECTION 2.3. Validity. Each of this Agreement, the Note, the Other Loan Documents, and the Warrant has been (or at the Closing, shall be) duly executed and delivered by the Company and, where applicable, Bartels, and constitute the legal, valid and binding obligation of the Company, and, where applicable, Bartels, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies including specific performance may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

        SECTION 2.4. Authorized Capital Stock. The authorized capital stock of
(a) the Company consists of (i) 3,000,000 shares of preferred stock, no par value per share (the "Preferred Stock"), of which 730,000 shares have been designated "Series A Preferred" and 850,000 shares designated "Series A-I Preferred" and (ii) 5,000,000 shares of common stock (the "Common Stock") and
(b) Bartels consists of 1,000 shares of common stock, par value $.01 per share. Immediately prior to the Closing, all of the capital stock of Bartels which is issued and outstanding will be owned by the Company, 1,983,450 shares of Common Stock will be issued and outstanding all of which will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, 525,492 shares of Series A Preferred Stock will be issued and outstanding pursuant to the Convertible Stock Purchase Agreement, dated July 22, 1994, by and among the Company and the Purchasers set forth on "Schedule I" thereto (the "1994 Stock Purchase Agreement"), 566,874 shares of Series A-I Preferred will be issued and outstanding pursuant to the Convertible Stock Purchase Agreement, dated September 22, 1995, by and among the Company and the purchasers set forth on "Schedule I" thereto (the "1995 Stock Purchase Agreement") and 128,775 shares of Series A-I Preferred will be issued and outstanding pursuant to a Convertible Preferred Stock Purchase Agreement, dated November 16, 1995, between the Company and Northstar American Corporation. No other shares of capital stock of the Company or Bartels have been issued or reserved for issuance, except 385,000 shares of Common Stock reserved for issuance in the event options granted pursuant to the 1989 and 1990-1991 Stock Option Plans of the Company are exercised, 730,000 shares of Common Stock reserved for issuance in the event of the conversion of the shares of Series A Preferred Stock and 52,000 shares of Common Stock reserved for issuance in the event of the exercise of the Series A Warrant, both having been granted pursuant to the 1994 Stock Purchase Agreement, 850,000 shares of Common Stock reserved for issuance in the event of the conversion of the shares of Series A-I Preferred Stock granted pursuant to the 1995 Stock Purchase Agreement, 86,462 shares of Common Stock reserved for issuance in the event of the exercise of warrants granted pursuant to the Warrant Agreement, dated September 22, 1995, between the Company and Dublind Investments, L.L.C., 91,177 shares of Common Stock reserved for issuance in the event of the exercise of the warrants granted pursuant to the Warrant Agreement, dated November 16, 1995, between the Company and Creditanstalt Bankverein ("Creditanstalt"), 94,010 shares of Common Stock reserved for issuance in the event of exercise of the warrants granted pursuant to the Series A-II Warrant and Note Purchase Agreement, dated December 27, 1995, between the Company and Northstar Advantage High Total Return Fund ("Northstar"), and 159,073 shares of Common Stock reserved for issuance in the event of the exercise of the Warrant granted pursuant to this Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Series A Preferred Stock and the Series A-I Preferred Stock are as set forth in both of the Certificates of Vote of Directors Establishing a Series of a Class of Stock, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as provided for in the Charter, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. This Section 2.4 sets forth the aggregate number of outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue any shares of its capital stock or other securities of the Company. Except as set forth above in this Section 2.4, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provisions of law, the Charter or By-laws of the Company, in each case as amended to the date hereof, or any agreement to which the Company is a party or otherwise. Except as set forth above in this Section 2.4 or as contemplated herein, immediately upon consummation at the Closing of the transactions contemplated hereby there will be no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, voting trust, bring-along or come-along rights) with respect to the sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities) of which the Company has knowledge.

        SECTION 2.5. Financial Statements. The Company has furnished to the Purchaser the audited balance sheet of the Company for the year ended June 30, 1995 (the "Balance Sheet") and the related audited statements of income, stockholders' equity and cash flows of the Company for the year ended June 30, 1995 and the balance sheet of the Company as of March 31, 1996 and the related statements of income, stockholders' equity and cash flows of the Company as of March 31, 1996. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company as of June 30, 1995 and March 31, 1996 respectively, and the results of its operations and cash flows as of June 30, 1995 and March 31, 1996 respectively. Since the date of the Balance Sheet,
(i) there has been no change in the assets, liabilities or financial condition of the Company from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, financial condition, operations or property of the Company have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

        SECTION 2.5A. Absence of Undisclosed Liabilities and Changes. Except as set forth on Schedule 2.5A attached hereto, as of the date hereof, (a) the Company had no liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for on the balance sheet of the Company as of such date, except for (i) liabilities which, individually and in the aggregate, were not material to the financial condition of the Company or (ii) liabilities incurred in the ordinary course of the Company's business and not required to be so provided for under generally accepted accounting principles , and (b) all reserves established by the Company and set forth on such balance sheet were adequate in all material respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("Statement No. 5") issued by the Financial Accounting Standards Board in March
1975) which are not adequately provided for in such balance sheet as required by Statement No. 5.

        SECTION 2.6. Events Subsequent to the Date of the Balance Sheet. Except as set forth in the attached Schedule 2.6 or as contemplated by this Agreement, since the date of the Balance Sheet neither the Company nor Bartels has (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any material patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset other than in the ordinary course of business, (viii) suffered any material loss of property or waived any right of substantial value,
(ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company or Bartels, respectively, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

        SECTION 2.7. Litigation; Compliance with Law. There is no material (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or Bartels, respectively, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company or Bartels, respectively, pending under a collective bargaining agreement or otherwise or (iii) governmental inquiry pending or to the knowledge of the Company, threatened against or affecting the Company or Bartels, respectively, (including, without limitation, any inquiry as to the qualification of the Company or Bartels, respectively, to hold or receive any license or permit). The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, financial condition, operations or property. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no material action or suit by the Company pending or threatened against others. Each of the Company and Bartels has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and each of the Company and Bartels has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to own or possess such permits, licenses or authorizations could not, either singly or in the aggregate, have a material adverse effect on the business, operations, properties or financial condition of the Company.

        SECTION 2.8. Title to Properties. Except in instances that, either singly or in the aggregate, could not have a material adverse effect on the business, operations, properties or financial condition of the Company, and except as disclosed in Schedule 2.8 hereof, each of the Company and Bartels has good and marketable title to its properties and assets reflected on the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or materially impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company or Bartels, respectively.

        SECTION 2.9. Leasehold Interests. Each lease or agreement to which the Company or Bartels, respectively, is a party under which it is a lessee of any property, real or personal (a list of all such leases being attached hereto as Schedule 2.9), is a valid and subsisting agreement without any material default of the Company or Bartels, respectively, thereunder and, to the knowledge of the Company, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company or Bartels, respectively, under any such lease or agreement or, to the knowledge of the Company, by any other party thereto.

        SECTION 2.10. Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns, Federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns and extensions as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated have been paid and adequate reserves have been established for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the knowledge of the Company, threatened. There is no tax lien in favor of any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its stockholders has ever filed a consent pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to collapsible corporations.

        SECTION 2.11. Other Agreements. Except as set forth in the attached
Schedule 2.11, neither the Company nor Bartels is a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, financial condition, operations or property of the Company. Except as set forth in the attached Schedule 2.11, or as a result of the transactions contemplated in this Agreement, the Note, the Other Loan Documents, or the Warrant, neither the Company nor Bartels is a party to or otherwise bound by any written or oral:

               (a) distributor, dealer, manufacturer's representative or sales agency contract or agreement which is not terminable on less than ninety
        (90) days' notice without cost or other liability to the Company or Bartels;

               (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to the Company or Bartels after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's or Bartels' standard form contracts;

               (c) contract with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its or Bartels' employees);

               (d) contract or other commitment with any supplier containing any provision permitting any party other than the Company or Bartels to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company or Bartels to meet its obligations under the contract when due or the occurrence of any other event;

               (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

               (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings), on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or Bartels, except normal severance arrangements and accrued vacation pay;

               (g) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or Bartels;

               (h) guaranty of any obligation for borrowed money or otherwise;

               (i) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or Bartels has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

               (j) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

               (k) assignment, license or other agreement with respect to any form of intangible property or Intellectual Property (as defined in Section 2.12) or the development or use thereof;

               (l) agreement under which it has granted any person any registration rights;

               (m) agreement under which it has limited or restricted its right to compete with any person in any respect; or

               (n) other contract or group of related contracts with the same party involving more than $50,000 or continuing over a period of more than one year from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company or Bartels without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of the Company or Bartels for the sale, lease or rental of the Company's or Bartels' respective products or services if such contract or group of contracts was entered into by the Company or Bartels, respectively, in the ordinary course of business.

        SECTION 2.12. Patents, Trademarks, etc. Set forth in Schedule 2.12 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company or Bartels, or of which the Company or Bartels is a licensor or licensee or in which the Company or Bartels has any right, and in each case a brief description of the nature of such right. Except as set forth in Schedule 2.12, each of the Company and Bartels owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted, and no claim is pending or, to the knowledge of the Company, threatened to the effect that the operations of the Company or Bartels infringe upon or conflict with the rights of any other person under any Intellectual Property, and to the knowledge of the Company there is no basis for any such claim. No claim is pending or, to the knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company or Bartels, or which the Company or Bartels otherwise has the right to use, is invalid or unenforceable by the Company or Bartels, as applicable, and to the knowledge of the Company there is no basis for any such claim. To the knowledge of the Company, all technical information developed by and belonging to the Company or Bartels, as applicable, which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture or assemble any products or proposed products of the Company, other than to its affiliates, and to the knowledge of the Company no other person or entity has asserted any such right.

        SECTION 2.13. Loans and Advances. Except as set forth on Schedule 2.13, neither the Company nor Bartels has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company or Bartels in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or Bartels.

        SECTION 2.14. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. Neither the Company nor Bartels has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

        SECTION 2.15. Significant Customers and Suppliers. No customer which accounted for 10% or more of the Company's sales or revenues during the periods covered by the financial statements referred to in Section 2.5 or which has been significant to the Company thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from the Company. As of the date of this Agreement, there is no supplier to the Company which is a sole-source supplier.

        SECTION 2.16. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III hereof, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the Note, the Other Loan Documents or the Warrant (and, with respect to Bartels, the Security Agreement or Bartels Guaranty), or the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrant, other than (i) filings pursuant to state securities laws in connection with the issuance and sale of the Warrant and (ii) with respect to the registration rights provisions contained in Article VI of this Agreement, the registration of the shares covered thereby with the Securities and Exchange Commission or any successor regulatory entity (the "Commission") and filings pursuant to state securities laws.

        SECTION 2.17. Accuracy of Statements. Neither this Agreement nor any Schedule, Exhibit, statement, list, document, certificate or other information furnished by or on behalf of the Company to the Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

        SECTION 2.18. Insurance. Schedule 2.18 lists all insurance policies which the Company maintains with respect to its businesses, properties and employees. Such policies are in full force and effect and the Company has received no notice of termination from the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate in the reasonable commercial judgment of the Company to insure against risks to which the Company and its respective businesses. Since the date of the Balance Sheet, there has been no material adverse change in the Company's relationship with its insurers or in the premiums payable pursuant to such policies.

        SECTION 2.19. Employment Relations. (a) The Company is in material compliance with applicable federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, safety, terms and conditions of employment and wages and hours.

               (b) The Company does not maintain or contribute to any employee benefit plan ("Employee Benefit Plan") within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to ERISA but which is not in substantial compliance with ERISA, or which has incurred any material liability to the Pension Benefit Guaranty Company ("PBGC") in connection with any Employee Benefit Plan covering any employees of the Company or any of its subsidiaries or ceased operations at any facility or withdrawn from any such Plan in a manner which could subject it to material liability under Section 462(f), 4063 or 4064 of ERISA, and knows of no facts or circumstances which might give rise to any material liability of the Company to the PBGC under Title IV of ERISA.

        SECTION 2.20. Compensation of Key Employees. Schedule 2.20 sets forth the aggregate compensation (salaries, wages and bonuses) paid by the Company to its four most highly compensated employees for the 1995 fiscal year and the amount of such compensation scheduled to be paid to such employees for the 1996 fiscal year.

        SECTION 2.21. Environmental Compliance. The Company is in compliance with all applicable laws relating to environmental matters in each jurisdiction where it is presently engaged in a material manufacturing business, except for such failures to comply which, in the aggregate, could reasonably be expected not to have a material adverse effect on the Company. The Company is not subject to any liability under any such environmental laws, that, in the aggregate for all such liabilities, could be reasonably expected to have a material adverse effect on the Company.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser represents and warrants to the Company as of the Closing Date that:

SECTION 3.1. Purchase of Securities. (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") and was not organized for the specific purpose of acquiring the Note or the Warrant.

               (b) It has sufficient knowledge and experience in investing in companies in a similar stage of development to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

               (c) It has had an opportunity to discuss the Company's business, management and financial condition with the Company's management.

               (d) It is acquiring the Note and the Warrant for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

               (e) It understands that (i) the Note, the Warrant and, upon exercise thereof, the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act,
        (ii) the Note, the Warrant and, upon exercise thereof, the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Note, the Warrant and, upon exercise thereof, the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

        SECTION 3.2. Authority. It has all requisite power and authority to execute, deliver and perform this Agreement, the Note, the Other Loan Documents, and the Warrant and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Note, the Other Loan Documents, and the Warrant and the consummation of the transactions contemplated hereby and thereby. This Agreement, the Note, the Other Loan Documents, and the Warrant on the Closing Date will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (i) to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.

        SECTION 3.3. Projections. It understands that any and all financial projections and other estimates delivered to it were based on the Company's experience in the industry and on assumptions of fact and opinion which the Company believes to have been, and to be, reasonable. It understands that the Company cannot and does not assure or guarantee the attainment of such projections or other estimates.

                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

        The obligations of the Purchaser to purchase and pay for the Note and the Warrant, both being purchased by it on the Closing Date, are, at its option, subject to the satisfaction of the following conditions on or before such Closing Date:

        SECTION 4.1. Opinion of Company's Counsel. The Purchaser shall have received from Morrison & Foerster LLP, counsel for the Company, an opinion dated the Closing Date, in the form attached hereto as Exhibit C.

        SECTION 4.2. Representations and Warranties to be True and Correct. The representations and warranties contained in Article II hereof shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President of the Company shall have certified to such effect to the Purchaser in writing.

        SECTION 4.3. Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

        SECTION 4.4. All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transaction contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

        SECTION 4.5. Supporting Documents. At the Closing, the Purchaser shall have received copies of the following documents:

               (a) (i) the Charter, certified as of a recent date by the Secretary of State of the Commonwealth of Massachusetts and (ii) a certificate (A) of said Secretary dated as of a recent date as to the due incorporation and subsistence of the Company, and listing all documents of the Company on file with said Secretary and (B) from the Secretary of State of the State of Delaware dated as of a recent date as to the due incorporation and subsistence of Bartels, and listing all documents of Bartels on file with said Secretary;

               (b) a certificate of the Clerk or an Assistant Clerk of the Company dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors (the "Company Board") or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the Other Loan Documents, the issuance, sale, delivery, and performance of the Note and the Warrant, and the reservation, issuance and delivery of the Warrant Shares upon the exercise of the Warrant, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (ii) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (a)(ii) above; and (iii) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Note, the Other Loan Documents, and the Warrant and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (b);

               (c) the Purchaser shall have received an undated stock power for each such certificate representing shares of stock pledged pursuant to the Junior Subordinated Pledge Agreement, dated as of the Closing Date, between the Company and the Purchaser (the "Subordinated Pledge Agreement"),executed in blank by a duly authorized officer of the pledge thereof;

               (d) the Purchaser shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of the Purchaser, desirable to perfect the security interests created by the Other Loan Documents and required by the Other Loan Documents have been completed;

               (e) a certificate from the Secretary or Assistant Secretary of Bartels to the effect of the certificate deliverable by the Company pursuant to clause (b) above; and

               (f) such additional supporting documents and other information with respect to the operations of the Company as the Purchaser or its counsel may reasonably request.

        SECTION 4.6. Fees of Purchaser. The Company shall have paid, in accordance with Section 8.1, the reasonable legal and other fees and disbursements of the Purchaser, as invoiced.

        SECTION 4.7. Warrant. The Company shall have issued the Warrant to the Purchaser.

        SECTION 4.8. Note and Other Loan Document. The Purchaser shall have received (i) the Note executed and delivered by a duly authorized officer of the Company, and (ii) each of the following documents, each executed and delivered by a duly authorized officer or representative of each of the parties thereof and each dated as of the Closing Date: (A) the Junior Subordinated Security Agreement between the Company, Bartels and the Purchaser (the "Security Agreement"); (B) the Intercreditor and Subordination Agreement between Creditanstalt, Northstar, Purchaser and the Company; (C) the Subordinated Pledge Agreement; (D) the Junior Subordinated Subsidiary Guaranty (the "Bartels Guaranty"); (E) the Agreement (Intracel Trademark) between the Company and the Purchaser; (F) the Agreement (Intracel Patent) between the Company and the Purchaser; (G) the Agreement (Bartels Patent) between Bartels and the Purchaser; and (H) the Agreement (Bartels Trademark) between Bartels and the Purchaser (collectively, the "Other Loan Documents").

        SECTION 4.9. Commitment Fee. The Purchaser shall have received from the Company, in the form of a cash payment, a commitment fee in the amount of $80,000.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

        The Company covenants and agrees with the Purchaser that until the Warrant is exercised in full or until the Warrant expires, whichever event occurs first (other than the covenant in Section 5.5, which shall only survive until the Note is repaid in full):

        SECTION 5.1. Reserve for Warrant Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of the Warrant for Warrant Shares, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant, or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon the exercise of the Warrant.

        SECTION 5.2. Corporate Existence. The Company shall maintain its corporate existence, rights and franchises in full force and effect.

        SECTION 5.3. Restrictive Agreements Prohibited. The Company shall not become a party to any agreement which by the terms thereof or as a result of the performance thereof restricts the Company's performance of this Agreement, the Note, the Other Loan Documents or the Warrant.

        SECTION 5.4. Compliance with Laws. The Company shall comply with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

        SECTION 5.5. Senior Indebtedness. The Company shall not incur any indebtedness which is senior or pari passu in right of payment to the Note, without first obtaining the consent of the Purchaser (which shall not be unreasonably withheld) except for: (a) indebtedness existing on the Closing Date; (b) any debt acquired or assumed in connection with an acquisition, provided that such indebtedness is secured only by the assets so acquired; and
(c) any refinancings of indebtedness of the type described in (a) and (b) above, provided that such refinancings do not result in an increase in the principal amount of such loan, with respect to Creditanstalt, in excess of the original principal amount of such indebtedness (and such amount in excess of the then outstanding principal amount thereunder shall be amortized from and after July 1, 2001) and, with respect to Northstar, in excess of the then outstanding principal amount thereunder.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

SECTION 6.1. Piggyback Registration.

               (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction of the type described in Rule 145(a) as promulgated under the Exchange Act, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock, the Company will:

                      (i) give to the holder of Registrable Stock written notice thereof as soon as practicable prior to filing the registration statement; and

                      (ii) include in such registration and in any underwriting
               involved therein, all the Registrable Stock specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by the holder of Registrable Stock, except as set forth in subsection (b) below.

               (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the holder of Registrable Stock as a part of the written notice given pursuant to subsection (a)(i). In such event, the right of the holder of Registrable Stock to registration pursuant to this Article VI shall be conditioned upon the holder's participation in such underwriting to the extent provided herein. If the holder of

        Registrable Stock proposes to distribute its securities through such underwriting, it shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Shares of Registrable Stock to be included in the registration and underwriting, or may exclude Registrable Stock entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public, or a registered offering pursuant to Section 3 of the Registration Rights Agreement dated July 22, 1994 between the Company and each of the purchasers of shares of the Series A Convertible Preferred Stock of the Company named therein, Section 3 of the Registration Rights Agreement dated September 22, 1994 between the Company and each of the purchasers of shares of the Series A-I Convertible Preferred Stock of the Company named therein, Section 9 of the Series A-I Warrant issued by the Company to Dublind Investments, L.L.C. on September 22, 1995, Section 9 of the Series A-I Warrant granted by the Company to Creditanstalt on November 21, 1995 or Section 9 of the Series A-II Warrant granted by the Company to Northstar (provided that no shares held by officers of the Company, other than shares subject to other registration rights granted by the Company that may be owned by officers, are included in the registration and underwriting). The Company shall so advise the holder of Registrable Stock and the other holders distributing their securities through such underwriting, and the number of shares of securities that may be included in the registration and underwriting shall be allocated among the holder of Registrable Stock and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Stock held by the Holder and other securities held by other holders at the time of filing the registration statement. If the Holder disapproves of the terms of any such underwriting, if may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (c) As used in this Article VI the following terms, unless the context otherwise requires, have the following respective meanings:

                      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      "Registrable Stock" shall mean the Warrant Shares, but only so long as such shares continue to be Restricted Stock. Any such shares shall continue to be Restricted Stock until such time as such shares (i) have been disposed of in accordance with a registration statement which has become effective under the Securities Act or (ii) have been publicly sold in compliance with Rule 144 (or any similar provision then in force) under the Securities Act.

               (d) If requested in writing by the underwriter or underwriters for the initial underwritten public offering of securities of the Company, the holder of Registrable Stock shall agree not to sell publicly any shares of Registrable Stock or any other shares of Common Stock (other than Registrable Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriter or underwriters, for a period of not more than 120 days following the effective date of the registration statement relating to such initial public offering.

        SECTION 6.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 6.1 to effect the registration of any shares of Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the holder's intended method of disposition as set forth in such registration statement for such period;

               (c) furnish to the holder of Registrable Stock and to each underwriter such number of copies of the registration statement and prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdiction as the holder of Registrable Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) in addition to its obligations under Section 6.2 hereof, immediately notify the holder of Registrable Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the

        Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) if the offering is underwritten, at the request of the holder of Registrable Stock, furnish on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration:
        (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the holder of Registrable Stock, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by the Holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the holder of Registrable Stock, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

               (h) make available for inspection by the holder of Registrable Stock, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by the holder of Registrable Stock or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the holder of Registrable Stock and any underwriter, attorney, accountant or agent in connection with such registration statement.

        For purposes of this Agreement, the period of distribution, if not otherwise described in the Registration Statement of Registrable Stock in a firm commitment underwritten public offering, shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 120 days after the effective date thereof.

        In connection with each registration hereunder, the holder of Registrable Stock will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        In connection with each registration pursuant to Section 6.1 covering an underwritten public offering, the Company and the holder of Registrable Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        SECTION 6.3. Expenses. All expenses incurred by the Company in complying with Section 6.1, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Registrable Stock, but excluding any Selling Expenses, are called "Registration Expenses". "Selling Expenses" shall include only such underwriting discounts and selling commissions applicable to the sale of any Registrable Stock which would not have been incurred in the absence of the registration and sale of the Registrable Stock.

        The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 6.1; provided, however, that in connection with a registration statement filed under Section 6.1, the Company shall not be obligated to pay fees and expenses (including counsel fees) incurred in connection with complying with state securities laws in any state in which the Company is not otherwise registering for sale any of the shares the Company proposes to sell in the offering. All Selling Expenses in connection with each registration statement filed pursuant to Section 6.1 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers as they may agree.

        SECTION 6.4. Indemnification and Contribution

               (a) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 6.1, the Company will indemnify and hold harmless the holder of Registrable Stock, each underwriter of Registrable Stock and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the holder of Registrable Stock, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the holder of Registrable Stock, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the holder of Registrable Stock, underwriter or controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any Registrable Stock under the Securities Act pursuant to Section 6.1, the holder of Registrable Stock will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holder will be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the holder of Registrable Stock, as such, furnished in writing to the Company by the holder of Registrable Stock specifically for the use in such registration statement or prospectus; provided, further, that the liability of the holder of Registrable Stock shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Stock sold by the holder of Registrable Stock under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the holder of Registrable Stock from the sale of Registrable Stock covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other then under this Section 6.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6.4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be considered by the indemnified party to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in defense of any such action, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving, by the claimant or plaintiff, to such indemnified party of a release from all liability in respect to such action or (ii) which involves any relief against the indemnified party other than the payment of money which is to be paid in full by the indemnifying party.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the holder of Registrable Stock exercising rights under this Agreement, or any controlling person of the holder of Registrable Stock, makes a claim for indemnification pursuant to this Section 6.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
        6.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the holder of Registrable Stock or any such controlling person in circumstances for which indemnification is provided under this Section 6.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the holder of Registrable Stock is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the holder of Registrable Stock will not be required to contribute any amount in excess of the public offering price of all such Registrable Stock sold by the holder of Registrable Stock pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        SECTION 6.5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective (or the Company shall otherwise have become subject to the periodic reporting requirements of the Exchange Act), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration.

        SECTION 6.6. Termination of Piggyback Registration Rights. The obligations of the Company to register shares of Registrable Stock under Section
6.1 shall terminate on April 1, 2005, unless such obligations terminate earlier in accordance with the terms of the Warrant.

        SECTION 6.7. Material Non-Public Information. Notwithstanding any provision of this Agreement to the contrary, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                                   ARTICLE VII

                            BOARD OBSERVATION RIGHTS

        From and after the Closing Date, and so long as the Note remains outstanding, the Purchaser shall be entitled to have a representative present at all meetings (including, without limitation, those conducted by telephone) of the Company Board (and the Purchaser shall be given copies of all minutes and consents to action of the Company Board) and to receive all notices required by the Charter or the By-laws to be given to members of the Company Board; provided, however, that all rights provided for in this Article VII shall lapse when all obligations under the Note have been satisfied.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        SECTION 8.1. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby whether or not such transactions shall be consummated; provided, however, that the Company shall pay the reasonable legal and other fees and disbursements of the Purchaser, as invoiced.

        SECTION 8.2. Survival of Agreements. Unless otherwise expressly stated herein, in the Warrant or in any certificate or instrument delivered pursuant to or in connection therewith, all covenants and agreements made herein, in the Warrant, or any certificate or instrument delivered to the Purchaser pursuant to or in connection with this Agreement or the Warrant shall survive the execution and delivery of this Agreement, the Warrant and the issuance and delivery of the Warrant Shares from the date of this Agreement until the Warrant is exercised in full or until the Warrant expires, whichever event occurs first; provided, however, that the representations and warranties contained in the Note or the Other Loan Documents shall survive until all amounts due under the Note shall be paid in full. All statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

        SECTION 8.3. Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

        SECTION 8.4. Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchaser shall inure to the benefit of any and all subsequent holders from time to time of the Note, the Warrant or the Warrant Shares.

        SECTION 8.5. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, as follows:

               (a) if to the Company, at Intracel Corporation, 359 Allston Street, Cambridge, MA 02349, Attention: President, with a copy to Joseph
        W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104; and

               (b) if to the Purchaser, at the address set forth beneath the Purchaser's name on the signature page to this Agreement, with a copy to Lee Hitchner, Esq., Pepper, Hamilton & Scheetz, 3000 Two Logan Square, Philadelphia, PA 19103

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

        SECTION 8.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, regardless of the jurisdiction of creation or domicile of the Company or its successors or of the Purchaser (without giving effect to its choice of law principles).

        SECTION 8.7. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

        SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        SECTION 8.9. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.

        SECTION 8.10. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

        SECTION 8.11. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

        IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.


                                       INTRACEL CORPORATION


[Corporate Seal]                       By:___________________________________
                                          Name:  Simon R. McKenzie
                                          Title: President
Attest:



_____________________________
Name:  Cheryl Cataldo
Title: Clerk


                                       CORESTATES ENTERPRISE FUND, A DIVISION
                                       OF CORESTATES BANK, N.A.


                                       By:___________________________________
                                          Name:
                                          Title:
                                          Address: 1345 Chestnut Street
                                                   Philadelphia, PA  19107